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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)    January 28, 2002
                                                  ------------------------------

                         TRIANGLE PHARMACEUTICALS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                000-21589                  56-1930728
----------------------------  ------------------   -----------------------------
(State or other jurisdiction     (Commission               (IRS Employer
      of incorporation)          File Number)          Identification No.)

4 University Place, 4611 University Drive, Durham, North Carolina       27707
--------------------------------------------------------------------------------
          (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code    (919) 493-5980
                                                    ----------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)




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         Item 5.  Other Events and Regulation FD Disclosure.

         On January 29, 2002, Triangle Pharmaceuticals, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1, and is incorporated herein by reference.


         Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.   The following document is incorporated by
                              reference to this Report:

                  99.1        Press release dated January 29, 2002






                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                   Triangle Pharmaceuticals, Inc.
                                   ---------------------------------------------------------------
                                                            (Registrant)

      January 29, 2002                              /s/ Robert F. Amundsen, Jr.
------------------------------     ---------------------------------------------------------------
            Date                                            (Signature)
                                   Name:  Robert F. Amundsen, Jr.
                                   Title: Executive Vice President & Chief Financial Officer